As filed with the Securities and Exchange Commission on March 3, 2008
Securities Act File No.
Investment Company File No.

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☑

Pre-Effective Amendment No.	☐

Post-Effective Amendment No.	☐
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT ACT OF 1940	☑

Amendment No.	☐
(Check appropriate box or boxes)
OOK, Inc.
(Exact Name of Registrant as Specified in Charter)
One Leadership Square, Suite 200
211 North Robinson
Oklahoma City, OK 73102
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, including Area Code: (405) 235-5757
Keith D. Geary
OOK, Inc.
One Leadership Square, Suite 200
211 North Robinson
Oklahoma City, OK 73102
(Name and Address of Agent for Service)
Copy to:
Jerry A. Warren, Esq.
David J. Ketelsleger, Esq.
McAfee & Taft A Professional Corporation
10th Floor, Two Leadership Square
211 North Robinson
Oklahoma City, OK 73102-7103
Telephone:     (405) 235-9621
Facsimile:     (405) 235-0439
     Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the registration statement.
     It is proposed that this filing will become effective: (check appropriate box)
     ☐     immediately upon filing
     ☐     on (date) pursuant to paragraph (b)
     ☐     60 days after filing pursuant to paragraph (a)(1)
     ☐     on (date) pursuant to paragraph (a)(1)
     ☐     75 days after filing pursuant to paragraph (a)(2)
     ☐     on (date) pursuant to paragraph (a)(2) of Rule 485
     If appropriate, check the following box:
     ☐     this post-effective amendment designates a new effective date for a previously filed post-effective amendment
     Registrant declares that an indefinite amount of its shares of beneficial interest is being registered by this registration statement pursuant to Section 24(f) under the Investment Company Act of 1940, as amended, and Rule 24f-2 thereunder.
     The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall became effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

OOK, INC.
PRELIMINARY PROSPECTUS — SUBJECT TO COMPLETION
DATED                     , 2008
PROSPECTUS
     OOK, Inc., or the “Fund,” is a registered investment company offering shares that are approved for listing on the American Stock Exchange (“AMEX”). Fund shares are not individually redeemable by the Fund but will trade on the AMEX in individual share lots.
     The Fund will invest in a portfolio of securities that substantially replicates a benchmark index of Oklahoma based companies, that are publicly traded and that have their headquarters or principal place of business in Oklahoma (the “Oklahoma Index”). By tracking the Oklahoma Index, the Fund will provide both institutional and retail investors with the ability to invest in some of the largest companies within Oklahoma.
     Information contained in this prospectus is subject to completion or amendment. A registration statement for OOK, Inc. has been filed with the U.S. Securities and Exchange Commission (the “SEC”) but has not yet become effective. Fund shares may not be sold, nor may offers to buy be accepted, prior to the time the registration statement becomes effective. This communication shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state.
     Neither the SEC nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

i

INTRODUCTION
     This prospectus provides important information you need to make an informed decision about whether to invest in OOK, Inc. It contains information about the Fund, its investment portfolio and its shares being offered by this prospectus. An investment in the Fund is not a deposit in a bank and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
WHAT ARE EXCHANGE-TRADED FUNDS?
     An exchange-traded fund (“ETF”) is an investment company which offers shares that are listed on a national securities exchange. Shares of ETFs can be traded throughout the day on that stock exchange at market-determined prices.
WHAT IS OOK, INC.?
     OOK, Inc. is a registered investment company and is known as an index fund. The Fund is an ETF and its shares are traded under the symbol OOK on the American Stock Exchange. The Fund’s shares are approved for listing on the AMEX. The Fund shares are not individually redeemable by the Fund but trade on the AMEX in individual share lots. The Fund will invest in a portfolio of securities that substantially replicates a benchmark index of Oklahoma-based companies which have publicly traded shares (the “Oklahoma Index”). By tracking the Oklahoma Index, the Fund will provide both institutional and retail investors with the ability to invest in some of the largest companies within Oklahoma.
WHAT IS THE OKLAHOMA INDEX AND HOW IS IT CREATED AND MAINTAINED?
     The Oklahoma Index is designed to track the top publicly traded companies, that have their headquarters or principal place of business in Oklahoma. The Oklahoma Index was created and developed by OOK Advisors, LLC (the “Advisors”). The Advisor has engaged [AMEX Sub] as the index administrator (the “Index Administrator”) to maintain the Oklahoma Index.
     Companies may be added to or removed from the Oklahoma Index. The Oklahoma Index is generally reconstituted on an annual (or quarterly when necessary) basis. Decisions regarding additions to, and removals from, the Oklahoma Index are made by the Index Administrator, in its sole discretion. See “Information about OOK, Inc. -Information About the Oklahoma Index and Index Administrator” in the Statement of Additional Information. A new company may be added to the Index without removing another company. For the Oklahoma Index, the eligible securities are companies with headquarters or principal place of business in Oklahoma. Information about the Oklahoma Index is publicly available on the Fund’s website at www.OOKETF.com.
INVESTMENT OBJECTIVE AND STRATEGIES OF THE FUND
     The Fund seeks to track the performance, before fees and expenses, of the Oklahoma Index. By tracking the Oklahoma Index, the Fund offers a convenient vehicle for retail and institutional investors to invest in a diverse portfolio of some of Oklahoma’s largest companies. The Fund’s investment objective is not fundamental and may be changed without shareholder approval. Shareholders will be given 60 days notice of any change in investment objectives.
     The Fund’s primary investment strategy attempts to replicate the Oklahoma Index by investing substantially all of its assets in the stocks of the companies that make up the Oklahoma Index. The Fund will hold the stock of each company included in the Oklahoma Index in approximately the same proportion as its weighting in the Oklahoma Index. The Fund will invest at least 90%, and typically substantially all, of its assets in the common stock of companies in the Oklahoma Index, resulting in at least 90% of the Fund’s assets being invested in Oklahoma companies. The Fund may also invest up to 10% of its assets in cash and cash equivalents, such as money market instruments (subject to applicable limitations of the Investment Company Act of 1940 (the “1940 Act”)).

     The Advisor may also pursue a strategy to manage a portion of the portfoloio by holding stocks that, in the aggregate, are intended to approximate the Oklahoma Index in terms of key characteristics. If the Fund pursues a sampling strategy, it will continue to invest at least 90% of its assets in the common stocks of companies in the Oklahoma Index.
     Other non-principal investment strategies utilized by the Fund are described in detail in the Fund’s Statement of Additional Information.
PRINCIPAL RISKS
     The Fund is subject to certain risks, some of which are described below. As a result of these risks and uncertainties, you may lose some or all of your investment in the Fund. See the Statement of Additional Information, “Investment Strategies and Related Risks” and “Industry-Specific Risk Factors,” for some of the more specific risk factors associated with investing in the Fund.
     Index Risk. The Fund employs a “passive management” or indexing investment approach. The Fund attempts to track the investment performance of the Oklahoma Index. Whenever practicable, the Fund uses the replication method as its primary strategy, meaning that it holds the same stocks, in approximately the same proportions, as the stocks in the Oklahoma Index, regardless of their investment merit. Because the Fund is a passively managed index fund, the Advisor does not attempt to analyze individual companies or to quantify, manage or control the risks associated with investing in individual companies or in a portfolio that replicates the Oklahoma Index. Although index funds, by their nature, tend to be tax-efficient investment vehicles, the Advisor does not consider tax ramifications in the passive management of the Fund.
     Index Sampling Risk. From time to time regulatory constraints or other legal considerations may prevent the Fund from replicating precisely the Oklahoma Index. This may occur for a number of reasons. For example, the Fund is taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), and the Code imposes certain percentage limitations applicable to investments by regulated investment companies. To the extent a strict application of the replication methodology would result in a violation of the Code, the Fund would be prevented from replicating the Oklahoma Index. Similarly, other regulatory constraints, such as limitations on the ability of the Fund to invest more than a certain percentage in illiquid securities, may also prevent the Fund from precisely replicating the Oklahoma Index. In these circumstances, the Fund will employ a strategy known as “sampling” whereby the Fund will invest in securities that, in the aggregate, are deemed by the Advisor to approximate the Oklahoma Index in terms of key characteristics. The Advisor will not use a sampling strategy in an attempt to manage the portfolio but will do so only when it is required to do so by regulatory or legal considerations. To the extent the Fund employs a sampling strategy, there is a risk that the securities selected by the Advisor pursuant to this strategy may not, in fact, provide investment performance that closely tracks the Oklahoma Index.
     Stock Market Risk. The Fund is subject to stock market risk which is the chance that stock prices overall will decline. Stock markets tend to be volatile, with periods of rising prices and periods of falling prices.
     Investment Style Risk. The Fund will invest across large-, mid-, and small-capitalization companies depending on the composition of the Oklahoma Index. Generally, however, each portfolio company is expected to have a minimum capitalization of at least $ million for at least two of the three preceding quarters. Medium and small capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. The returns from small- and mid-capitalization stocks may trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-capitalization stocks, which could result in more volatility in the Fund’s share price.
     Geographic Concentration Risk. Because the Fund will invest substantially all of its assets in the securities of companies whose headquarters or principal place of business are located in Oklahoma, the Fund may be impacted by events or conditions affecting Oklahoma to a greater extent than a fund that did not focus its investments on companies whose headquarters or principal place of business are located in a single state. For example, political and economic conditions and changes in regulatory, tax or economic policy in Oklahoma could significantly affect Oklahoma’s market. However, some of the companies whose headquarters or principal place of business are located in Oklahoma may be national or international in nature and may therefore generate a substantial, or even a predominant, amount of its business and revenue from outside Oklahoma. These companies may be impacted to a lesser degree by events and conditions impacting Oklahoma and its economy and would be impacted to a much greater degree by events and conditions in those areas where significant amounts of its business or revenue are generated.
     Energy Concentration Risk. Initially, over 60% of the Fund’s assets will be invested in companies in the energy business. This concentration provides particular risks related to those companies. See “Industry-Specific Risk Factors” in the Statement of Additional Information for a summary of certain risk factors that could impact the energy business, thereby impacting the Fund.
     Market Price Risk. The market price of the Fund’s shares, like the price of any exchange-traded security, includes a “bid-asked spread” charged by the exchange specialist and other market-makers that cover the particular security. While the Fund cannot predict, and does not control, whether or when the Fund’s shares will trade at a premium or a discount to net asset value (“NAV”), it is likely that in times of severe market disruption, the bid-asked spread will increase significantly and the Fund shares would most likely be traded at a discount to the Fund’s NAV. The Fund’s NAV is equal to its total assets, less its liabilities, divided by the number of Fund shares that are outstanding. In addition, any discount is likely to be greatest when the price of the Fund’s shares is falling fastest, and this may be the time that you most want to sell your Fund shares. The Fund’s website at http: OOKETF.com will show the prior day’s closing NAV and closing market price for the Fund’s shares. In addition, the Fund’s website will contain the following information, on a per share basis, for the Fund: (a) the prior business day’s NAV and the Bid/Ask Price and a calculation of the premium or discount of the Bid/Ask Price at the time of calculation of the NAV against such NAV; and (b) data in chart format displaying the frequency distribution of discounts and premiums of the daily Bid/Ask Price against the NAV, within appropriate ranges, for each of the four previous calendar quarters. In addition, the Fund’s website will contain information regarding the premiums and discounts at which shares of the Fund have traded.
     Secondary Market Risk. An active secondary market for the Fund’s shares may not exist. Although the Fund’s shares are listed on the AMEX on a when issued basis, it is possible that an active trading market may not develop or be maintained. In addition, trading in the Fund’s shares on the AMEX will be halted whenever trading in equity securities generally is halted by the activation of market-wide “circuit breakers,” which are tied to large decreases in the Dow Jones Industrial Average. Trading of the Fund’s shares also will be halted if (1) the shares are delisted from the AMEX without first being listed on another exchange, or (2) AMEX officials determine that such action is appropriate in the interest of a fair and orderly market or to protect investors. If trading is halted, eligible investors (see below) will still be able to purchase Creation Units of the Fund directly and redeem such Creation Units with the Fund. If the Fund’s shares are delisted from the AMEX, the Fund will consider what appropriate action to take, which may include, among other things, converting the Fund to a traditional mutual fund, or redeeming the Fund’s shares at NAV.
     The Fund’s Shares Are Not Individually Redeemable. Fund shares can be redeemed with the Fund directly at NAV only in large lots known as Creation Units. You would incur brokerage costs in purchasing enough shares of the Fund to constitute a Creation Unit.
PERFORMANCE INFORMATION
     The Fund has yet to begin operations, therefore, no performance information is available.
FEES AND EXPENSES
     The following table describes the fees and expenses you may pay if you buy and hold the Fund’s shares. Transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. Operating expenses are expressed as a percentage of average daily net assets and are based upon estimated amounts for the current fiscal year.

SHAREHOLDER FEES
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases:	None
Transaction Fee on Purchases and Redemptions:	Varies[1]

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from the Fund’s assets)

Management Fee[2]:	.50%
12b-1 Distribution Fee[3]:	.25%
Other Expenses[4]:	%
TOTAL ANNUAL FUND OPERATING EXPENSES:	%

[1]	The Fund issues and redeems shares at NAV and only in Creation Unit blocks of 50,000 shares. As a practical matter, only institutions or large investors purchase or redeem Creation Units. A standard Creation Unit transaction fee of $500 is charged for each purchase of Creation Units, regardless of the number of Creation Units acquired. An investor redeeming Creation Unit shares will be charged a standard redemption transaction fee of $500, regardless of the number of Creation Units redeemed. However, if a Creation Unit is purchased or redeemed outside of usual process through the NSCC, or for cash, an additional fee of up to $2,500 times will apply. The value of a Creation Unit of the Fund, as of the date of this prospectus, was approximately $ .

[2]	The Fund pays the Advisor a single, unified advisory fee for arranging for certain non-distribution related services necessary for the Fund to operate. For more information about the unified advisory fee, see “Investment Advisor” under “Fund Management”.

[3]	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to .25% of average daily net assets may be made by the Fund. The Board of the Fund has determined that no such payments will be made for the twelve-month period following commencement of operations.

[4]	“Other Expenses” are based on estimated amounts for the current fiscal year.
     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes you invest $10,000 in the Fund for the time periods indicated and then sell of all of your shares at the end of such period. This example assumes you sell, rather than redeem your shares at the end of such periods because the Fund only redeems shares in Creation Units and, therefore, transaction fees on the purchase or redemption of Creation Units are not included. The example also assumes that the Fund provides a return of 5% each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors will pay to buy and sell the Fund’s shares on the secondary market. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 YEAR	3 YEARS

$	$

     These examples should not be considered to represent actual expenses or performance from the past or for the future.
     You would pay the following costs if you purchased Creation Unit with a value of $10,000, and redeemed the Creation Unit at the end of each referenced period, assuming a 5% return each year and that the Fund’s operating expenses remain the same:

1 YEAR	3 YEARS

$ *	$	*

     * This example assumes that the Creation Unit is redeemed through the NSCC, which has a redemption transaction fee of $500. If a Creation Unit is purchased or redeemed outside of usual process through the NSCC, or for cash, an additional fee of up to $2,500 will apply.
     These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.
FUND SHARES
DIFFERENCES BETWEEN FUND SHARES AND TRADITIONAL MUTUAL FUND SHARES
     Traditional mutual fund shares are issued by, and redeemed from, the mutual fund at any time for cash at the shares’ NAV. NAV is typically calculated only once a day and reflects the mutual fund’s total assets, less its liabilities, divided by the number of shares it has outstanding. In determining the value of its assets, a traditional mutual fund typically values its component securities as of the close of trading on the exchange on which the component securities are listed. As a result, no matter what time during the day an investor in a traditional mutual fund places an order to purchase or redeem shares, that investor’s order will be priced at the mutual fund’s NAV determined as of the close of the trading day. Traditional mutual fund shares may be purchased from the fund directly by the shareholder or through a financial intermediary.
     In contrast, the Fund’s shares cannot be purchased from, or redeemed by, the Fund except by or through an Authorized Participant (defined below), and then only for an in-kind basket of securities. An organized secondary market is expected to exist for the Fund’s shares, unlike traditional mutual fund shares, because the Fund’s shares will be listed for trading on the AMEX. As a result, investors can purchase and sell the Fund’s shares on the secondary market through a broker. Secondary-market transactions do not take place at NAV but at market prices that change throughout the day, based on supply and demand for the Fund’s shares.
     Although the market price of the Fund’s shares typically approximates its NAV, there may be times when the market price and the NAV differ, so you may receive more or less than NAV when you sell your Fund shares on the secondary market.
BUYING AND SELLING SHARES ON THE SECONDARY MARKET
     The Fund’s shares can be bought or sold throughout the trading day like shares of any publicly traded security. When buying or selling shares through a broker, you will incur customary brokerage commissions and charges. The price at which you buy or sell the Fund’s shares (i.e., the market price) may be more or less than the NAV of the shares. Unless imposed by your broker, there is no minimum dollar amount you must invest and no minimum number of Fund shares you must buy.
     Fund shares are listed on a when-issued basis on the AMEX. The AMEX is generally open Monday through Friday and is closed for weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
BUYING SHARES DIRECTLY FROM THE FUND
     You can purchase shares directly from the Fund only in Creation Units or multiples thereof. The Fund issues Creation Units in blocks of 50,000 shares. The number of Fund shares in a Creation Unit will not change over time, except in the event that the Fund splits or revalues its shares. The Fund will not issue fractional Creation Units. Creation Units may be purchased only in exchange for a basket of securities — known as the “In-Kind Creation Basket” and cash equal to the “Cash Component,” as discussed further below. The Fund reserves the right to reject any purchase request at any time, for any reason, and without notice. The Fund can stop selling Fund shares or postpone payment of redemption proceeds at times when the AMEX is closed or under any emergency circumstances as determined by the SEC.
     To purchase shares directly from the Fund, you must be an Authorized Participant or you must purchase through a broker that is an Authorized Participant. An Authorized Participant is either (1) a participant of the Continuous Net Settlement System of the National Securities Clearing Corporation (“NSCC”) or (2) a Depository Trust Company (“DTC”) participant that has executed a Participant Agreement with the Fund’s distributor; ALPs Distributors, Inc. (the “Distributor”). The Distributor will provide a list of Authorized Participants upon request.
•	In-Kind Creation Basket. On each business day, prior to the opening of trading on the AMEX, the Fund’s Advisor will post on the NSCC bulletin board the In-Kind Creation Basket for the Fund for that day. The In-Kind Creation Basket will identify the name and number of shares of each security that must be contributed to the Fund for each Creation Unit purchased. The Fund reserves the right to accept a nonconforming creation basket.
•	Cash Component. In addition to the In-Kind deposit of securities, you will either pay to, or receive from, the Fund an amount of cash (the “Balancing Amount”) equal to the difference between the NAV of a Creation Unit and the value of the securities in the Creation Basket. The Balancing Amount ensures that the consideration paid by an investor for a Creation Unit is exactly equal to the value of the Creation Unit. The Fund’s Advisor will publish, on a daily basis, information about the previous day’s Balancing Amount. You also must pay a transaction fee, described below, in cash. The Balancing Amount and the transaction fee, taken together, are referred to as the “Cash Component.”
•	Placement of Purchase Orders. All purchase orders must be placed through an Authorized Participant. Purchase orders will be processed either through a manual clearing process run by DTC or through an enhanced clearing process that is available only to those DTC participants that also are participants in the Continuous Net Settlement System of the NSCC. Authorized Participants that do not use the NSCC’s enhanced clearing process will be charged a higher transaction fee (discussed below). A purchase order must be received by the Fund’s Distributor prior to the close of regular trading on the AMEX (generally 4:00 p.m., Eastern time) on the day the order is placed, and all other procedures set forth in the Participant Agreement must be followed, in order for you to receive the NAV determined on that day.
•	Transaction Fee on Purchase of Creation Units. The Fund imposes a transaction fee in the amount of $500 on each purchase of Creation Units effected through the NSCC’s enhanced clearing process, regardless of the number of Creation Units purchased. For an investor purchasing Creation Units through the manual DTC clearing process, the transaction fee would be as much as $2,500. Investors permitted to tender a nonconforming creation basket will be subject to an additional charge commensurate with the cost to the Fund. The transaction fee is paid to the Fund, not to the Distributor, the Advisor or any third party. The transaction fee protects existing shareholders of the Fund from the costs associated with issuing Creation Units.
     Fund shares are held in book entry form, which means that no stock certificates are issued. The DTC, or its nominee, will be the registered owner of all outstanding shares of the Fund. Your beneficial ownership of shares will be shown on the records of DTC or its participants through which you hold the shares. Neither the Advisor nor the Distributor will have any record of your ownership. Therefore, to exercise any right as an owner of shares, you must rely on the procedures of DTC and its participants. Your account information will be maintained by your broker, which will provide you with account statements, confirmations of your purchases and sales of the Fund’s shares, and tax information. Your broker also will be responsible for distributing income and capital gains distributions and for ensuring that you receive shareholder reports and other communications from the Fund. You will receive other services (e.g., dividend reinvestment and average cost information) only if your broker offers these services.

REDEEMING SHARES DIRECTLY FROM THE FUND
     You may redeem Fund shares only in Creation Units or multiples thereof. To redeem shares directly with the Fund, you must be an Authorized Participant or you must redeem through a broker that is an Authorized Participant. Creation Units may be redeemed only in exchange for a basket of securities, known as the In-Kind Redemption Basket, and cash equal to the Cash Component, as discussed further below.
•	In-Kind Redemption Basket. Redemption proceeds will be paid in kind with a basket of securities known as the “In-Kind Redemption Basket.” In most cases, the In-Kind Redemption Basket will be the same as the In-Kind Creation Basket for that same day. There will be times, however, when the In-Kind Creation Basket and the Redemption Basket differ. The composition of the In-Kind Redemption Basket will be available on the NSCC bulletin board. The Fund reserves the right to honor a redemption request with a nonconforming redemption basket, with the consent of the redeeming investor.
•	Cash Component. Depending on whether the NAV of a Creation Unit is higher or lower than the value of the In-Kind Redemption Basket, you will either receive from or pay to the Fund a Balancing Amount in cash. If you are due to receive a Balancing Amount, the amount you actually receive will be reduced by the amount of the applicable transaction fee. You also must pay a transaction fee, described below, in cash. The Balancing Amount and the transaction fee, taken together, are referred to as the Cash Component.
•	Placement of Redemption Orders. As with purchases, redemptions must be processed either through the DTC process or the enhanced NSCC process. A redemption order is deemed received on the date of transmittal if it is received by the Distributor prior to the close of regular trading on the AMEX on that date, and if all other procedures set forth in the Participant Agreement are followed.
•	Transaction Fee on Redemption of Creation Units. The Fund imposes a transaction fee on each redemption of Creation Units. The amount of the transaction fee on redemptions effected through the NSCC and the DTC, and on nonconforming redemptions, is the same as the fee imposed on comparable purchases (see previous section). As with the transaction fee on purchases, the transaction fee on redemptions is paid to the Fund, not to the Advisor, the Distributor or any third party. The transaction fee protects existing shareholders of the Fund from the costs associated with redeeming Creation Units.
     You should be aware of certain legal risks unique to investors purchasing Creation Units directly from the Fund. Because new Fund shares may be issued on an ongoing basis, a “distribution” of Fund shares could be occurring at any time. Certain activities that you perform as a dealer could, depending on the circumstances, result in you being deemed a participant in the distribution, in a manner that could render you a statutory underwriter and subject you to the prospectus delivery and liability provisions of the Securities Act of 1933 (the “Securities Act”). For example, you could be deemed a statutory underwriter if you purchase Creation Units from the Fund, break them down into the constituent Fund shares, and sell those shares directly to customers, or if you choose to couple the creation of a supply of new Fund shares with an active selling effort involving solicitation of secondary-market demand for Fund shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.
     Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with the Fund’s shares as part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act.
     Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in securities of other registered investment companies, including the Fund. The acquisition of the Fund’s shares by registered investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as may at some future time be permitted by an exemptive order that permits registered investment companies to invest in the Fund beyond the limits of Section 12(d)(1), subject to certain terms and conditions, including that the registered investment company enter into an agreement with the Fund regarding the terms of the investment.
EXCHANGES — FREQUENT TRADING
     Unlike frequent trading of shares of a traditional open-end mutual fund’s (i.e., not exchange-traded) shares, frequent trading of shares of the Fund on the secondary market does not disrupt portfolio management, increase the Fund’s trading costs, lead to realization of capitalization gains, or otherwise harm the Fund’s shareholders because these trades do not involve the Fund directly. Certain institutional investors are authorized to purchase and redeem the Fund’s shares directly with the Fund.] Because these trades are effected in-kind (i.e., for securities, and not for cash), they do not cause any of the harmful effects (noted above) that may result from frequent cash trades. Moreover, the Fund imposes transaction fees on in-kind purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting in-kind trades. These fees increase if an investor substitutes cash in part or in whole for Creation Units, reflecting the fact that the Fund’s trading costs increase in those circumstances. For these reasons, the Board of Directors has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing in shares of the Fund.
PORTFOLIO TURNOVER RATE
     The Fund is passively managed to track the investment performance of the Oklahoma Index and may sell securities regardless of how long they have been held in order to replicate the Oklahoma Index. In some cases, the Fund’s annual turnover rate may exceed 100%. A higher rate of portfolio turnover will result in higher transaction costs, including brokerage commissions. Also, to the extent that higher portfolio turnover results in more frequently realized net gains to the Fund, the Fund’s distributions of taxable income may increase.
DISTRIBUTION AND SERVICE PLAN
     The Fund has adopted a Distribution and Service Plan (the “Rule 12b-1 Plan”) pursuant to which the Fund may pay financial intermediaries a fee of up to .25% of its average daily Net Assets for distribution and other services provided by that intermediary in accordance with the terms of the Rule 12b-1 Plan. The Board of Directors has determined that no payments will be made by the Fund under the Rule 12b-1 Plan for the twelve-month period following commencement of operations. If such fees are paid in the future, they would increase the costs associated with investments in the Fund and decrease the Fund’s NAV because these fees are paid by the Fund. These fees, if paid in the future, would be paid out of the Fund’s assets on an on-going basis, and therefore, over time these fees will increase the cost of an investment and may cost more than paying other types of sales charges.
PORTFOLIO HOLDINGS
     A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information and on the Fund’s website at http: OOKETF.com. The Fund publicly disseminates its full portfolio holdings each day the Fund is open for business through its internet web site. The Fund may terminate or modify this policy at any time without further notice to shareholders. In addition, the In-Kind Creation Basket and In-Kind Redemption Basket, which identify the securities and share quantities which are delivered in exchange for purchases and redemptions of Creation Units, are publicly disseminated daily prior to the open of the AMEX via the NSCC.

FUND MANAGEMENT
INVESTMENT ADVISOR
     OOKAdvisors LLC serves as investment advisor to the Fund with overall responsibility for the general management and administration of the Fund, subject to the supervision of the Fund’s Board of Directors. Under the Investment Advisory Agreement, the Advisor is responsible for arranging sub-advisory, transfer agency, custody, fund administration, and all other non-distribution related services for the Fund to operate. The Advisor will also be responsible for employing any sampling strategy for the Fund.
     For the services it provides to the Fund, the Advisor receives a unified fee equal to .50% of the Fund’s average daily net assets. The advisory fee is calculated daily and paid monthly in arrears. Out of the advisory fee, the Advisor pays all fees and expenses of the sub-advisor, transfer agent, the administrator and accounting agent and the custodian. The Fund is responsible for the payment of all other expenses associated with its operation, including but not limited to, brokerage expenses, taxes, interest, fees and expenses of counsel to the Fund, fees and expenses of its disinterested directors (including legal counsel fees), fees and expenses of its chief compliance officer and expenses associated with the Fund’s compliance program, litigation expenses, fees and expenses of the Fund’s independent auditors, registration fees, expenses associated with compliance by the Fund with regulatory requirements, including those relating to the development and distribution of its prospectus and shareholder reports, and extraordinary expenses. Pursuant to the Investment Advisory Agreement, the Advisor is authorized to engage one or more sub-advisors to perform any of the services contemplated to be performed by the Advisor under the Investment Advisory Agreement. The Advisor is responsible for payment of the sub-advisory fee, as discussed below.
     The Advisor is a newly organized investment advisor located at One Leadership Square, Suite 200, 211 North Robinson, Oklahoma City, Oklahoma, 73102. The Advisor’s parent company is The Geary Companies, Inc., which also owns Capital West Securities, Inc., a registered broker dealer. The Advisor has no prior experience managing exchange-traded funds or registered investment companies.
SUB-ADVISOR
     BNY Investment Advisors, a separate identifiable division of the Bank of New York, a New York State Banking Corporation (“Sub-Advisor”), having its principal office and place of business at 1633 Broadway, 13th Floor, New York, New York 10019, acts as investment sub-advisor to the Fund. Pursuant to a Sub-Advisory Agreement between the Advisor and the Sub-Advisor, the Sub-Advisor will be responsible for the day-to-day management of the Fund, subject to the supervision of the Advisor and the Fund’s Board of Directors. In this regard, the Sub-Advisor will be responsible for implementing the investment strategy for the Fund to track the Oklahoma Index and for general administration, compliance and management services as may be agreed between the Advisor and the Sub-Advisor from time to time. The Sub-Advisor has substantial prior experience in acting as sub-advisor to ETFs. To the extent that it is necessary to employ a sampling strategy with respect to the Fund’s portfolio, the Advisor, and not the Sub-Advisor, will generally be responsible for determining which securities to invest in as part of that strategy.
     In accordance with the terms of the Sub-Advisory Agreement, the Advisor pays the Sub-Advisor a portion of the fee paid by the Fund to the Advisor, based on a percentage of the average daily net assets of the Fund. Such fees are paid in accordance with the following schedule:
     [Schedule to Come.]
     There is a minimum annual fee of $[          ]
     A discussion regarding the basis for the Board of Directors approval of the Investment Advisory Agreement and Sub-Advisory Agreement will be available in the Fund’s annual or semi-annual report.

PORTFOLIO MANAGERS
     BNY’s Index Fund Management Division is responsible for the day-to-day management of the Fund. The five most senior members of that division with responsibility for day-to-day management are:
     The Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, invest cash inflows, implementing investment strategy, researching and reviewing investment strategy, and overseeing members of his or her portfolio management team with more limited responsibilities.
     The Statement of Additional Information has more detailed information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Funds.
ADMINISTRATION, CUSTODIAN AND TRANSFER AGENT
     The Bank of New York serves as the Administrator to the Funds. The Administrator’s principal address is 101 Barclay Street, New York, New York, 10286.
     The Bank of New York serves as the Custodian to the Funds. The Administrator’s principal address is 101 Barclay Street, New York, New York, 10286.
     The Bank of New York serves as the Transfer Agent to the Funds. The Administrator’s principal address is 101 Barclay Street, New York, New York, 10286.
DISTRIBUTOR
     ALPS Distributors, Inc. serves as the distributor of Creation Units for each Fund on an agency basis. The Distributor’s principal address is 1290 Broadway, Suite 1100, Denver, Colorado 80203. The Distributor does not maintain a secondary market in shares of the Funds.
DIVIDENDS, CAPITAL GAINS, AND TAXES
FUND DISTRIBUTIONS
     The Fund pays out dividends from its net investment income to investors annually. The Fund distributes any net capital gains annually.
DIVIDEND REINVESTMENT SERVICE
     Brokers may make available to their customers who own the Fund’s shares the DTC book-entry dividend reinvestment service. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole Fund shares. Without this service, investors would receive their distributions in cash. In order to achieve the maximum total return on their investments, investors are encouraged to use the dividend reinvestment service. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require Fund shareholders to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
TAXES
     Unless your investment in shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when the Fund makes distributions and when you sell your shares of the Fund.

TAXES ON DISTRIBUTIONS
     Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions out of the Fund’s net short-term capital gains, if any, and distributions of income from securities lending, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. In order for a distribution by the Fund to be treated as qualified dividend income, the Fund must meet holding period and other requirements with respect to its dividend paying stocks and you must meet holding period requirements and other requirements with respect to the Fund’s shares. In general, your distributions are subject to federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
     If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax.
     If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
TAXES WHEN SHARES ARE SOLD
     Currently, any capital gain or loss realized upon a sale of shares is generally treated as a long-term gain or loss if shares have been held for more than one year. Any capital gain or loss realized upon a sale of shares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.
     The foregoing discussion is provided as general information and merely summarizes some of the consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. As with any investment, you should consider how your investment in shares of the Fund will be taxed. Consult your personal tax advisor about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
DAILY PRICING
     The NAV of the Fund’s shares is calculated each business day as of the close of regular trading on the AMEX, generally 4:00 p.m., Eastern Time. NAV per share is computed by dividing the value of the Fund’s net assets by the number of shares outstanding.
     If you buy or sell the Fund’s shares on the secondary market, you will pay or receive the market price, which may be higher or lower than NAV. Your transaction will be priced at NAV only if you purchase or redeem the Fund’s shares in Creation Unit blocks.
     The approximate value of shares of the Fund is disseminated every fifteen seconds throughout the trading day by the AMEX or by other information providers, such as Reuters. This approximate value should not be viewed as a “real-time” update of the NAV, because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day. The approximate value generally is determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and makes no warranty as to its accuracy.

     When calculating the NAV of the Fund’s shares, stocks held by the Fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage the Fund’s cash are valued on the basis of amortized cost.
     When reliable market quotations are not readily available, securities are priced at their fair value, which is the price a security’s owner might reasonably expect to receive upon its sale. Fair-value pricing may also be used by the Fund to value restricted securities held by the Fund or certain small-capitalization or mid-capitalization securities with little or no trading activity for extended periods of time. Although rare, fair-value pricing also may be used if (1) trading in a security is halted and does not resume before the Fund’s pricing time or if a security does not trade in the course of a day, and (2) the Fund holds enough of the security that its price could affect the Fund’s NAV.
     Fair-value prices are determined by the Advisor according to procedures adopted by the Board of Directors. When fair-value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.
DELIVERY OF FUND DOCUMENTS — HOUSEHOLDING
     Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.
FINANCIAL HIGHLIGHTS
     Performance information is not presented for the Fund since it has no operating history.

OOK, INC.
One Leadership Square, Suite 200
211 North Robinson
Oklahoma City, Oklahoma 73102
ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS
     Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The annual and semi-annual reports will be incorporated by reference into this prospectus.
STATEMENT OF ADDITIONAL INFORMATION (SAI)
     The SAI provides more detailed information about the Fund. The SAI is incorporated by reference into, and is thus legally a part of, this prospectus.
FOR MORE INFORMATION
     To request a free copy of the latest annual or semi-annual report, when available, the SAI, or to request additional information about the Fund or to make other inquiries, please contact us as follows:

Call:	(405) 235-5757
Monday through Friday
9:00 a.m. to 5:00 p.m. (Central Time)

Write:	OOK, Inc.
One Leadership Square
Suite 200
211 North Robinson
Oklahoma City, Oklahoma 73102

Visit:	www.OOKETF.com
INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION
     You can review and copy information about the Fund (including the SAI) at the SEC’s Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-551-8090. Reports and other information about the Fund is also available in the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, or you can receive copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, N.E., Washington, DC 20549-0102.
The Company’s Investment Company Act file number:

OOK, INC.
Statement of Additional Information
                    , 2008
     This Statement of Additional Information, which is not a prospectus, contains additional information about OOK, Inc. (the “Fund”). This Statement of Additional Information should be read in conjunction with the Fund’s current prospectus, dated                     , 2008, as it may be revised from time to time (the “Prospectus”). Capitalized terms used herein that are not defined have the same meaning ascribed to them as in the Prospectus.
     A copy of the Prospectus may be obtained without charge, by contacting the Fund’s Distributor, ALPS, Inc.

I. GENERAL INFORMATION ABOUT OOK, INC.
     The Fund was organized as a Maryland corporation on February 25, 2008. The Fund currently offers one class of shares. The Fund is registered with the SEC under the 1940 Act as an open-end, non-diversified management investment company.
     The Fund’s shares are approved for secondary trading on the AMEX under the symbol OOK, subject to notice of issuance. The Fund only issues and redeems shares in lots of 50,000 shares. These large lots are known as “Creation Units.” In the event of the liquidation of the Fund, the Fund may lower the number of OKIF shares in a Creation Unit.
     To purchase or redeem a Creation Unit, you must be an Authorized Participant or you must do so through a broker that is an Authorized Participant. An Authorized Participant is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation (“NSCC”) or a participant in the Depository Trust Company (“DTC”) that has executed a Participant Agreement with the Fund’s Distributor.
     The Fund issues Creation Units in kind, in exchange for a basket of stocks that are part of the Fund’s Oklahoma Index (an “In-Kind Creation Basket”). The Fund also redeems Creation Units in kind; an investor who tenders a Creation Unit will receive, as redemption proceeds, a basket of stocks that are part of the Fund’s portfolio holdings (an “In-Kind Redemption Basket”). The In-Kind Creation Basket and the In-Kind Redemption Basket will usually, but may not necessarily always, be the same. As part of any creation or redemption transaction, the investor will either pay or receive some cash in addition to the securities, as described more fully below. The Fund reserves the right to issue Creation Units for cash, rather than in kind, although each has no current intention of doing so.
II. INFORMATION ABOUT THE OKLAHOMA INDEX AND THE INDEX ADMINISTRATOR
     The Oklahoma Index is developed by OOK Advisors LLC (the “Advisor”) . In establishing the Oklahoma Index, the Advisor has developed a set of inclusion/exclusion criteria for determining when a security should be included or excluded from an Oklahoma Index. [AMEX affiliate] serves as the index administrator for the Oklahoma Index (the “Index Administrator”) and in that capacity has sole responsibility and authority for maintaining the Oklahoma Index and determining, in accordance with these objective criteria, which securities are to be added or removed from the Oklahoma Index. The Oklahoma Index is compiled, maintained and calculated without regard to the Advisor, Sub-Advisor, or Distributor. The Index Administrator has no obligation to take the specific needs of the Advisor, Sub-Advisor or Distributor into account in the determination and calculation of the Oklahoma Index.
III. ADDITIONAL INVESTMENT STRATEGIES AND RELATED RISKS
     The Fund’s investment objective and principal investment strategies and risks are set forth in the Prospectus. The following information and the information set forth below in Section III supplements the information contained in the Prospectus. In addition to the Fund’s principal investment strategies, the Fund may, from time to time, use certain other strategies or engage in certain other investment practices that are not principal strategies. Some of these strategies and practices, and their associated risks, are described below. In addition to these strategies and practices, the Fund may invest in investment-grade debt securities (i.e., debt obligations classified within the four highest ratings of a nationally recognized statistical rating organization such as Moody’s Investors Service or Standard & Poor’s or, if unrated, determined by the Advisor to be of comparable quality), warrants, options and futures instruments as described in more detail below. The Fund may also hold cash and/or invest a portion of its assets in U.S. Government securities, high-quality money market instruments and repurchase agreements collateralized by the foregoing obligations.
     Limitations and restrictions on the level of investment in securities that are discussed in the Prospectus or in this Statement of Additional Information and that are expressed in terms of percentage limitations are measured at the time of investment, unless specifically indicated otherwise. Changes in market values, net assets, or other circumstances that cause a percentage limitation to be exceeded will not necessarily require that any security be sold.

     BORROWING. The Fund may borrow money from banks or through reverse repurchase agreements in amounts up to one-third of its total assets. The Fund will pay interest on the borrowed money and may incur additional transaction costs and will be subject to the risk that the return realized from the investment of borrowed money will not exceed these interest and transaction costs. With respect to borrowings, the Fund is required to maintain continuous asset coverage (i.e., total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required 300% asset coverage should decline as a result of market fluctuations or for other reasons, the Fund may be required to sell some of its portfolio holdings to raise cash and reduce the amount borrowed so as to restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. In addition to these borrowings, the Fund may borrow from banks up to 5% of the Fund’s total assets for temporary or emergency purposes. Borrowings of up to 5% for temporary and emergency purposes are not subject to the requirements to maintain continuous asset coverage of 300%.
     COMMON STOCK. The Fund will invest in the common stock of companies included in the Oklahoma Index. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.
     GOVERNMENT OBLIGATIONS. The Fund may invest in U.S. Government obligations, including U.S. Treasury bonds, notes and bills and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, the Government National Mortgage Association, the Federal National Mortgage Association, the General Services Administration, the Student Loan Marketing Association, the Central Bank for Cooperatives, the Federal Home Loan Mortgage Corporation, the Federal Intermediate Credit Banks and the Maritime Administration. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.
     Securities issued or guaranteed by the U.S. Government have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Fund.
     MONEY MARKET INSTRUMENTS. The Fund may invest in “money market instruments,” which include, among other things, bank obligations, commercial paper and corporate bonds with remaining maturities of 13 months or less.
     Bank obligations include bankers’ acceptances, negotiable certificates of deposit, and non-negotiable time deposits earning a specified return and issued by a U.S. bank which is a member of the Federal Reserve System or insured by the Bank Insurance Fund of the Federal Deposit Insurance Corporation (“FDIC”), or by a savings and loan association or savings bank which is insured by the Savings Association Insurance Fund of the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks and obligations of domestic branches of foreign banks.
     Investments in commercial paper will consist of issues that are rated “A-2” or better by S&P or “Prime-2” or better by Moody’s. In addition, the Fund may acquire unrated commercial paper and corporate bonds that are determined by the Advisor at the time of purchase to be of comparable quality to rated instruments that may be acquired by the Fund.
     Commercial paper may include variable and floating rate instruments. While there may be no active secondary market with respect to a particular instrument purchased by the Fund, the Fund may, from time to time as specified in the instrument, demand payment of the principal of the instrument or may resell the instrument to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods when the Fund is not entitled to exercise its demand rights, and the Fund could, for this or other reasons, suffer a loss with respect to such instrument.
     OPTIONS. The Fund may purchase put and call options. An option on a security (or index) is a contract that gives the holder of the option, in return for the payment of a “premium,” the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price prior to the expiration date of the option. The writer of an option on a security has the obligation upon exercise of the option (1) to deliver the underlying security upon payment of the exercise price (in the case of a call option) or (2) to pay the exercise price upon delivery of the underlying security (in the case of a put option). The writer of an option on an index has the obligation upon exercise of the option to pay an amount equal to the cash value of the index minus the exercise price, multiplied by a specified multiplier for the index option. Unlike exchange-traded options, which are standardized, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
     A call option grants to the holder the right to buy (and obligates the writer to sell) the underlying security at the strike price. A put option grants to the holder the right to sell (and obligates the writer to buy) the underlying security at the strike price. The purchase price of an option is called the “premium.” The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer, but that person could also seek to profit from an anticipated rise or decline in option prices. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying position exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying position. Generally, any profit realized by an option buyer represents a loss for the option writer. The writing of an option will not be considered to constitute the issuance of a “senior security” by the Fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a Fund, if the Fund segregates liquid assets in a segregated account in sufficient amount to cover the transaction.
     If a trading market in particular options were to become unavailable, investors in those options (such as the Fund) would be unable to close out their positions until trading resumes, and they may be faced with substantial losses if the value of the underlying interest moves adversely during that time. Even if the market were to remain available, there may be times when options prices will not maintain their customary or anticipated relationships to the prices of, the underlying interests and related interests. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options.
     The Fund bears the risk that the Advisor will not accurately predict future market trends. If the Advisor attempts to use an option as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the option will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving options can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund.
     PREFERRED STOCK. The Fund may invest in preferred stock issued by companies included in the Oklahoma Index. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. In the event an issuer is liquidated or declares bankruptcy, however, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.
     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements. A repurchase agreement is an agreement under which the Fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker’s acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and be held by a custodian bank until repurchased. In addition, the Advisor will monitor the Fund’s repurchase agreement transactions generally and will evaluate the creditworthiness of any bank, broker, or dealer party to a repurchase agreement relating to the Fund. The use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within its control and therefore the realization by the Fund on such collateral may be automatically stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. Repurchase agreements are usually for short periods, seven days or less, but can be for longer periods. The Fund will not enter into a repurchase agreement of a duration of more than seven days if, taken together with other illiquid securities, more than 15% of the Fund’s net assets would be so invested.
     RESTRICTED AND ILLIQUID SECURITIES. The Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities and cannot be offered for public sale in the United States without first being registered under the Securities Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Fund. The price the Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. The Fund will not invest more than      % of the value of its net assets in illiquid securities.
     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. Such restricted securities may also have to be registered under the Securities Act before the Fund can dispose of them which, if possible at all, would result in additional expense and delay. Adverse market conditions could impede such a public offering of securities.
     The Fund may, from time to time, purchase other non-publicly traded securities, private placements and restricted securities. These securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly-traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration.
     A large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.
     The Fund may purchase Rule 144A securities sold to institutional investors without registration under the Securities Act. Rule 144A allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.
     Rule 144A securities may be determined to be liquid in accordance with guidelines established and approved by the Board of Directors of the Fund. If trading in Rule 144A securities were to decline, these securities could become illiquid after being purchased, increasing the level of illiquidity of the Fund. As a result, the Fund holding these securities might not be able to sell these securities when the Advisor wishes to do so, or might have to sell them at less than fair value.
     REVERSE REPURCHASE AGREEMENTS. The Fund may invest in reverse repurchase agreements. n a reverse repurchase agreement, the Fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. The repurchase price will include an interest element. A reverse repurchase agreement is considered to be a borrowing for purposes of the 1940 Act. The Fund will typically invest the cash received from the reverse repurchase agreement and will also continue to receive any principal and interest payments on the security loaned to the reverse repurchase agreement counterparty during the term of the agreement. Reverse repurchase agreements involve the risk that the Fund will not realize earnings from the investment of the cash proceeds obtained from the transaction in sufficient amount to offset the interest paid to the reverse repurchase agreement counterparty. The Fund’s custodian bank will be required segregate liquid assets in a segregated account in sufficient amount to cover the Fund’s obligation to repurchase the securities under the contract. The Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by the Advisor.
     SECURITIES LENDING. The Fund may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks, or other financial institutions). The Fund receives collateral equal to at least 105% of the current market value of the loaned securities and that collateral is marked to market daily. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the collateral received. The Fund will pay reasonable administration and custodial fees in connection with the loan of securities. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. If the Fund is not able to recover the securities lent, the Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment to market appreciation or depreciation. Loans of portfolio securities may not exceed 10% of the Fund’s total assets.
     SHORT-TERM INSTRUMENTS. The Fund may invest in short-term instruments, which include obligations of the U.S. government and its agencies or instrumentalities; commercial paper, variable amount master demand notes and other debt securities, including high quality U.S. dollar-denominated short-term bonds and notes issued by domestic and foreign corporations; variable and floating rate securities; bank obligations; repurchase agreements collateralized by these securities; and shares of other investment companies that primarily invest in any of the above-referenced securities.

     Short-term instruments may also include U.S. dollar-denominated certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations issued by domestic banks and domestic or foreign branches or subsidiaries of foreign banks. Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Such instruments include Yankee Certificates of Deposit (“Yankee CDs”), which are certificates of deposit denominated in U.S. dollars and issued in the United States by the domestic branch of a foreign bank. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Funds are not insured by the FDIC or any other agency of the U.S. government. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.
     Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic banks, among other things, generally are required to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower, and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.
     Obligations of foreign branches and subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as certificates of deposit and time deposits, may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.
     U.S. AGENCY MORTGAGE PASS-THROUGH SECURITIES. The Funds may purchase U.S. Agency pass-throughs mortgage obligations that meet the Fund’s selection criteria and are investment grade or of comparable quality. Mortgage pass-throughs are securities that pass through to investors an undivided interest in a pool of underlying mortgages. These are issued or guaranteed by U.S. government agencies such as the Government National Mortgage Association (“GNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”) and the Federal National Mortgage Association (“FNMA”).
IV. INDUSTRY-SPECIFIC RISK FACTORS
     As initially formulated, over 60% of the market capitalization of the Oklahoma Index is comprised of companies in the oil and gas industry. The oil and gas industry is subject to a variety of risks. The concentration of ownership in a single industry sector limits the diversification of the Fund and subjects the Fund to increased risk if there is a downturn in the oil and gas industry. Because of the Fund’s increased risks based upon the state of the oil and gas industry, the Fund is including information obtained from the SEC filings of companies that are included in the Oklahoma Index and that are in the oil and gas industry. The Fund has not independently verified any of the information contained in such SEC filing. The information in the Prospectus and set forth below is intended only as a general summary and is not intended as a discussion of any specific factor that may affect any particular company.
Oil, Natural Gas and Natural Gas Liquids Prices are Volatile
     Financial results of companies in the oil and gas industry are highly dependent on the prices of and demand for oil, natural gas and natural gas liquids (“NGLs”). A significant downward movement of the prices for these commodities could have a material adverse effect on a company’s estimated proved reserves, revenues and operating cash flows, as well as the level of planned drilling activities. Such a downward price movement could also have a material adverse effect on a company’s profitability, the carrying value of its oil and gas properties and future growth. Historically, prices have been volatile and are likely to continue to be volatile in the future due to numerous factors beyond the control of the individual companies. These factors include, but are not limited to:
•	consumer demand for oil, natural gas and NGLs;

•	conservation efforts;

•	OPEC production restraints;

•	weather;

•	regional market pricing differences;

•	differing quality of oil produced (i.e., sweet crude versus heavy or sour crude) and Btu content of gas produced;

•	the level of imports and exports of oil, natural gas and NGLs;

•	the price and availability of alternative fuels;

•	the overall economic environment; and

•	governmental regulations and taxes.
Estimates of Oil, Natural Gas and NGL Reserves are Uncertain
     The process of estimating oil, gas and NGL reserves is complex and requires significant judgment in the evaluation of available geological, engineering and economic data for each reservoir, particularly for new discoveries. Because of the high degree of judgment involved, different reserve engineers may develop different estimates of reserve quantities and related revenue based on the same data. In addition, the reserve estimates for a given reservoir may change substantially over time as a result of several factors including additional development activity, the viability of production under varying economic conditions and variations in production levels and associated costs. Consequently, material revisions to existing reserve estimates may occur as a result of changes in any of these factors. Such revisions to proved reserves could have a material adverse effect on a company’s estimates of future net revenue, as well as its financial condition and profitability.
Discoveries or Acquisitions of Additional Reserves are Needed to Avoid a Material Decline in Reserves and Production
     The production rate from oil and gas properties generally declines as reserves are depleted, while related per unit production costs generally increase due to decreasing reservoir pressures and other factors. Therefore, estimated proved reserves and future oil, gas and NGL production will decline materially as reserves are produced unless the companies conduct successful exploration and development activities or, through engineering studies, identify additional producing zones in existing wells, secondary recovery reserves or tertiary recovery reserves, or acquire additional properties containing proved reserves. Consequently, future oil, gas and NGL production and related per unit production costs are highly dependent upon the level of success in finding or acquiring additional reserves.
Future Exploration and Drilling Results are Uncertain and Involve Substantial Costs
     Substantial costs are often required to locate and acquire properties and drill exploratory wells. Such activities are subject to numerous risks, including the risk that a company will not encounter commercially productive oil or gas reservoirs. The costs of drilling and completing wells are often uncertain. In addition, oil and gas properties can become damaged or drilling operations may be curtailed, delayed or canceled as a result of a variety of factors including, but not limited to:

•	unexpected drilling conditions;

•	pressure or irregularities in reservoir formations;

•	equipment failures or accidents;

•	fires, explosions, blowouts and surface cratering;

•	marine risks such as capsizing, collisions and hurricanes;

•	other adverse weather conditions;

•	lack of access to pipelines or other methods of transportation;

•	environmental hazards or liabilities; and

•	shortages or delays in the delivery of equipment.
     A significant occurrence of one of these factors could result in a partial or total loss of the investment in a particular property. In addition, drilling activities may not be successful in establishing proved reserves. Such a failure could have an adverse effect on a company’s future results of operations and financial condition. While both exploratory and developmental drilling activities involve these risks, exploratory drilling involves greater risks of dry holes or failure to find commercial quantities of hydrocarbons.
Government Laws and Regulations Can Change
     Oil and gas operations are subject to federal laws and regulations in the United States, Canada and the other international countries in which a company may operate. In addition, the companies are also subject to the laws and regulations of various states, provinces and local governments. Pursuant to such legislation, numerous government departments and agencies have issued extensive rules and regulations binding on the oil and gas industry and its individual members, some of which carry substantial penalties for failure to comply. Changes in such legislation have affected, and at times in the future could affect, future operations. Political developments can restrict production levels, enact price controls, change environmental protection requirements, and increase taxes, royalties and other amounts payable to governments or governmental agencies.
Environmental Matters and Costs Can Be Significant
     An owner or lessee and operator of oil and gas properties is subject to various federal, state, provincial, local and international laws and regulations relating to discharge of materials into, and protection of, the environment. These laws and regulations may, among other things, impose liability for the cost of pollution clean-up resulting from a company’s operations in affected areas.
V. FUNDAMENTAL INVESTMENT LIMITATIONS
     The Fund has adopted the following investment limitations as fundamental limitations, which cannot be changed without the approval of the holders of a majority of the Fund’s outstanding shares. For these purposes, a “majority of outstanding shares” means the vote of the lesser of: (1) 67% or more of the shares of the Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding shares are present or represented by proxy; or (2) more than 50% of the outstanding shares of the Fund. The Fund may not:
     1. Borrow money in any manner other than as described under “Investment Strategies and Related Risks — Securities Lending” above.
     2. Issue senior securities

     3. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from purchasing, selling, or entering into futures contracts, or acquiring securities or other instruments and options thereon backed by, or related to, physical commodities.
     4. Make cash loans, except as permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority. The Fund may lend its portfolio securities in the manner described under “Investment Strategies and Related Risks — Securities Lending” above.
     5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities issued by any company engaged in the real estate business.
     6. Act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.
     7. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings. Initial and variation margin for futures and options contracts will not be deemed to be a pledge of the Fund’s assets.
VI. MANAGEMENT
OFFICERS AND DIRECTORS
     The business and affairs of the Fund is managed under the direction of its Board of Directors (the “Board”). Each Director serves until his termination; retirement, resignation, or death; or as otherwise specified in the Fund’s organizational documents. The Board is currently comprised of [  ] Directors, of whom [  ] Directors are not “interested” persons of the Fund or the Advisor, as defined under the 1940 Act (“Disinterested Directors”). The mailing address of the Directors and officers is One Leadership Square, Suite 200, 211 North Robinson, Oklahoma City, Oklahoma 73102. Certain information about the Fund’s Directors and its executive officers is set forth below.

		Term of Office and	Principal
Name, Address, and	Position(s) Held	Length of Time	Occupation(s)	Other Directorships
Age	with Fund	Served	During Past 5 Years	held by Director

Interested
Directors:

Keith D. Geary	Director and Chief
Executive Officer

Disinterested
Director(s):

Gary Pinkston	Principal Financial and
Accounting Officer

Executive
Officers:
RESPONSIBILITY OF THE BOARD
The Board is ultimately responsible for the management of the Fund’s business operations in accordance with its duties under the Maryland General Corporation Law. The Board has appointed the Fund’s executive officers and delegated the responsibility for the day-to-day management of the Fund’s operations to those officers, subject to the Board’s guidance.

BOARD COMMITTEES
     The Board has established the following committees:
     Audit Committee. The Audit Committee is comprised of                                         , all of which are Disinterested Directors. The Audit Committee expects to meet at least twice annually to select, oversee and set the compensation of the Fund’s independent registered public accounting firm (the “Accountants”). The Audit Committee is responsible for pre-approving all audit and non-audit services performed by the Accountants for the Fund and for pre-approving certain non-audit services performed by the Accountants for the Advisor and Sub-Advisor and certain of their control persons. The Audit Committee also meets with the Accountants to review the Fund’s financial statements and to report on its findings to the Board, and to provide the Accountants the opportunity to report on various other matters. The Audit Committee also acts as the Fund’s qualified legal compliance committee.
     Nominating Committee. The Nominating Committee is comprised of                                         , all of which are Disinterested Directors. The Nominating Committee is responsible for the selection and nomination of Disinterested Directors of the Fund. This committee will consider any candidate for Director recommended by a current shareholder if the Committee is required by law to do so.
COMPENSATION
     Because the Fund is recently organized, there is no historical information regarding the compensation paid to the Fund’s Directors and executive officers. The table below sets forth the estimated compensation that will be paid to the Fund’s Directors and its three most highly compensated executive officers during 2008 based upon existing compensation arrangements between the Fund and its Directors and executive officers.

Pension or
Retirement Benefits
	Aggregate	Accrued as Part of	Estimated Annual	Total Compensation
	Compensation from	Fund	Benefits Upon	From Fund Paid to
Name of Person, Position	Fund (1)(2)	Expenses (1)	Retirement (1)	Directors (1)(2)

[1]	All amounts set forth in the table above are estimated based on current compensation levels for the period beginning on , 2008 and ending December 31, 2008. Actual compensation paid to our Directors and executive officers may be higher or lower than that reflected above.

[2]	For purposes of estimating the compensation that will be paid to the Fund’s Directors in 2008, it is assumed that the Board will hold four meetings in 2008.
     No officer, director or employee of the Advisor or any of its affiliates receives any compensation from the Fund for serving as an officer or Director of the Fund. The Fund pays each Disinterested Director an annual fee of $                    . The Fund reimburses each Director for his or her costs and expenses associated with their performance of their duties hereunder, including the cost and expenses associated with attendance of meetings of the Board.
OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS
     Since the Fund has not yet commenced operations, none of the Fund’s Directors or executive officers own any shares of the Fund.
CODE OF ETHICS

     The Fund, the Advisor, the Sub-Advisor and the Distributor have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics restrict the personal securities transactions of access persons, as defined in the codes, of the Fund in securities that may be purchased or held by the Fund to ensure that such investments do not disadvantage the Fund. The codes of ethics for the Fund, the Advisor, the Sub-Advisor and the Distributor are filed as exhibits to the Fund’s registration statement.
PROXY VOTING POLICIES
     The Board of Directors has delegated the responsibility to vote proxies for securities held in the Fund’s portfolios to the Advisor, subject to the Board’s oversight. The Advisor’s proxy voting policies, attached as Appendix A, are reviewed periodically, and, accordingly are subject to change.
VII. INVESTMENT ADVISORY AND OTHER SERVICES
INVESTMENT ADVISOR
     OOK Advisors LLC (the “Advisor”) serves as the investment advisor to the Fund pursuant to an Investment Advisory Agreement (the “Advisory Agreement”), which sets forth the terms and conditions of Advisor’s engagement as the Fund’s investment adviser. Pursuant to the Advisory Agreement, the Advisor is responsible for the general management and administration of the Fund in accordance with the Fund’s investment objectives, policies and strategies, subject to the supervision of the Board. The Advisor is a newly organized investment advisor located at One Leadership Square, Suite 200, 211 North Robinson, Oklahoma City, Oklahoma 73102. Currently, the Advisor’s sole investment advisory client is the Fund.
     The Advisor administers the Fund’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits its officers and employees to serve without compensation as officers, Directors or employees of the Fund. Pursuant to the Advisory Agreement, the Advisor is authorized to engage one or more sub-advisors for the performance of any of the services to be provided by the Advisor under the Advisory Agreement. Under the Advisory Agreement, the Advisor is also responsible for arranging sub-advisory, transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Fund to operate.
     For the services it provides to the Fund, the Advisor receives a unified advisory fee equal to an annual rate of .50% of the Fund’s average daily net assets. The fees are accrued daily and paid monthly. Out of the advisory fee, the Advisor pays all fees and expenses of the Sub-Advisor, Transfer Agent, Administrator and Accounting Agent and Custodian. The Fund is responsible for the payment of all other expenses associated with its operation, including but not limited to, brokerage expenses, taxes, interest, fees and expenses of counsel to the Fund, fees and expenses of the Disinterested Directors (including legal counsel fees), fees and expenses of the Chief Compliance Officer and expenses associated with the Fund’s compliance program, litigation expenses, fees and expenses of the Fund’s independent auditors, registration fees, expenses associated with compliance by the Fund with mandatory regulatory mandates, including those relating to the development and distribution of its prospectus and shareholder reports, and extraordinary expenses.
     The Advisor at its discretion may waive its right to any portion of the advisory fee and may use any portion of this fee for purposes of shareholder and administrative services and for distribution of the Fund’s shares. See “Distributor and Rule 12b-1 Plan” below. There can be no assurance that such fees will be waived in the future.
     [Information concerning the name of any person that controls the Advisor or Sub-Advisor, the nature of that control and the general nature of that person’s business, the name of any affiliate person of the Fund that is an affiliated person of the Advisor or Sub-Advisor and how that person is affiliated with both will be provided by amendment.]
SUB-ADVISOR

     BNY Investment Advisors, a separate identifiable division of the Bank of New York, a New York State Banking Corporation (the “Sub-Advisor”), acts as the investment sub-advisor to the Fund. The Sub-Advisor is located at 1633 Broadway, 13th Floor, New York, New York 10019. As of                     , 2008, the Sub-Advisor managed approximately $                     in assets. Pursuant to a Sub-Advisory Agreement between the Advisor and the Sub-Advisor, the Sub-Advisor is responsible for the day-to-day management of the Fund, subject to the supervision of the Advisor and the Board. In this regard, the Sub-Advisor is responsible for implementing the replication strategy for the Fund with regard to its Oklahoma Index and for general administration, compliance and management services as may be agreed between Advisor and Sub-Advisor from time to time.
     In accordance with the terms of the Sub-Advisory Agreement, the Advisor pays the Sub-Advisor, out if its own resources, a fee based on a percentage of the average daily net assets of Fund. Such fees are paid in accordance with the following schedule:
•
There is a minimum annual fee of $                                        .
     The Advisory Agreement and Sub-Advisory Agreement were initially approved by the Board on                     , 2008. Each of the Advisory Agreement and Sub-Advisory Agreement continues in effect for two years from its effective date and may be continued in effect annually thereafter if such continuance is approved by (i) the Board, or (ii) a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that in either case the continuance is also approved by a majority of the Disinterested Directors, by a vote cast in person at a meeting called for the purpose of voting on such continuance. The Advisory Agreement and Sub-Advisory Agreement are each terminable without penalty by the Fund with respect to the Fund on 60 days written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board (including a majority of the Disinterested Directors), or by the Advisor or Sub-Advisor (as applicable) on 60 days written notice, and will automatically terminate in the event of its assignment. Each of the Advisory Agreement and Sub-Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Advisor or Sub-Advisor, or of reckless disregard by them of their obligations thereunder, the Advisor and the Sub-Advisor shall not be liable for any action or failure to act in accordance with its duties thereunder.
DISTRIBUTOR AND RULE 12b-1 PLAN
     Distributor. ALPS Distributors, Inc, with principal offices at 1290 Broadway, Suite 1100, Denver, Colorado 80203, serves as the distributor of Creation Units for the Fund on an agency basis (the “Distributor”). The Distributor has entered into a Distribution Agreement with the Fund pursuant to which it distributes the shares of the Fund. Shares are continuously offered for sale by the Distributor only in Creation Units. Each Creation Unit is made up 50,000 Fund shares. The Distributor will not distribute Fund shares in amounts less than a Creation Unit.
     Under the Distribution Agreement, the Distributor, for nominal consideration (i.e., $1.00) and as agent for the Fund, will solicit orders for the purchase of the Fund’s shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund. The Distributor will deliver Prospectuses and, upon request, Statements of Additional Information to persons purchasing Creation Units and will maintain records of orders placed with it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the “Exchange Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).
     The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Fund shares. Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Creation of Creation Units” below) or DTC participants (as defined below).
     The Distribution Agreement was initially approved by the Board on                     , 2008. The Distribution Agreement continues in effect for two years from its effective date and may be continued in effect annually thereafter if such continuance is approved by (i) the Board, or (ii) a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that in either case the continuance is also approved by a majority of the Disinterested Directors, by a vote cast in person at a meeting called for the purpose of voting on such continuance. The Distribution Agreement is terminable without penalty by the Fund on 60 days written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board (including a majority of the Disinterested Directors), or by the Distributor on 60 days written notice, and will automatically terminate in the event of its assignment. The Distribution Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Distributor, or reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.
     Rule 12b-1 Plan. The Fund’s Board of Directors has adopted a distribution and service plan pursuant to Rule 12b-1 of the 1940 Act (the “Plan”). Under the Plan, the Fund may reimburse the Distributor up to a maximum rate of 0.25% per annum of the Fund’s average daily net assets (the “Shareholder Servicing Fee”) for providing or arranging for others to provide shareholder services and for the maintenance of shareholder accounts. The fee is accrued daily and paid monthly. The Board of Directors has determined the Fund will not pay any Shareholder Servicing Fee under the Plan during the first twelve months of the Fund’s operation. There can be no assurance that the Shareholder Servicing Fee will be waived in the future.
     The Plan also provides that the Advisor or the Distributor may make payments from time to time from their own resources, which may include the advisory fees, distribution fees and past profits for the following purposes: (i) to pay the costs of and to compensate others, including Authorized Participants with whom the Distributor has entered into written agreements, for performing shareholder servicing on behalf of the Fund; (ii) to compensate certain Authorized Participants for providing assistance in distributing the shares of the Fund; and (iii) to pay the costs of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel of the Distributor and other persons in connection with the distribution of the Fund’s shares. Such payments will not increase the amount which the Fund is required to pay to the Advisor or the Distributor for any fiscal year under the Advisory Agreement or Distribution Agreement in effect for that year.
     In accordance with Rule 12b-1, the Plan provides that all written agreements relating to the Plan entered into between either the Fund or the Distributor and Authorized Participants or other organizations must be in a form satisfactory to the Fund’s Board. In addition, the Plan requires the Fund and the Distributor to prepare, at least quarterly, written reports setting forth all amounts expended for pursuant to the Plan and identifying the servicing and distribution activities for which those expenditures were made.
     The Plan provides that it may continue in effect for successive annual periods provided it is approved by (i) the Board (including a majority of Disinterested Directors), or (ii) a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund. The Plan was initially approved by the Board of Directors on                     , 2008, and will remain in effect until                     , 2010. The Plan further provides that it may not be amended to increase materially the amounts which may be spent by the Fund pursuant to the Plan without shareholder approval, and that other material amendments must be approved by the Board, in the manner described in the preceding sentence. The Plan may be terminated at any time by a vote of a majority of the Disinterested Directors or the Fund’s shareholders.
ADMINISTRATION, CUSTODIAN AND TRANSFER AGENT
     The Bank of New York serves as the Administrator to the Funds. The Administrator’s principal address is 101 Barclay Street, New York, New York, 10286.
     The Bank of New York serves as the Custodian to the Funds. The Administrator’s principal address is 101 Barclay Street, New York, New York, 10286.
     The Bank of New York serves as the Transfer Agent to the Funds. The Administrator’s principal address is 101 Barclay Street, New York, New York, 10286.
DISTRIBUTOR

     ALPS Distributors, Inc. serves as the distributor of Creation Units for each Fund on an agency basis. The Distributor’s principal address is 1290 Broadway, Suite 1100, Denver, Colorado 80203. The Distributor does not maintain a secondary market in shares of the Funds.
LEGAL COUNSEL
     McAfee & Taft, A Professional Corporation, Two Leadership Square, 10th Floor, 211 North Robinson, Oklahoma City, Oklahoma 73102, serves as legal counsel to the Fund.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING COMPANY
                                                                                                         serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm audits the Fund’s annual financial statements and provides other related services.
VIII. PORTFOLIO MANAGERS
     Set forth below is information regarding the individuals identified in the Prospectus as primarily responsible for the day-to-day management of the Fund (“Portfolio Manager”).
     The Fund is managed by the Sub-Advisor’s Index Fund Management Division. The five most senior members of that division with responsibility for day-to-day management are:
     The portfolio or account for which the Portfolio Manager is primarily responsible for the day-to-day management seeks to track the rate of return, risk profile and other characteristics of the Oklahoma Index by either replicating the same combination of securities that compose that benchmark or through a representative sampling of the securities that compose that benchmark based on objective criteria and data. The Portfolio Manager is required to manage the portfolio or account to meet those objectives.
Portfolio Manager Compensation
     As of                                                             , 2008, the Sub-Advisor’s Portfolio Manager’s compensation generally consists of                                                                                                                         .
Portfolio Manager Ownership of Fund Shares.
     Since the Fund has not yet commenced operations, the Portfolio Manager does not beneficially own any shares of the Fund.
Potential Conflicts of Interest
     The Portfolio Manager for the Fund manages multiple portfolios for multiple clients. [List the number of accounts managed that are (i) registered investment companies, (ii) other pooled investment vehicles and (iii) other accounts and the total asset of in the accounts in each category.] These accounts may include investment companies, separate accounts (assets managed on behalf of individuals and institutions such as pension Fund, insurance companies and foundations), and bank collective and common trust accounts. The Portfolio Manager generally manages portfolios having substantially the same investment style as the relevant Fund. However, the portfolios managed by the Portfolio Manager may not have portfolio compositions identical to those of the Fund managed by the Portfolio Manager due, for example, to specific investment limitations or guidelines present in the Fund. The Portfolio Manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, the Portfolio Manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio.

IX. PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES
     The Fund’s Board of Directors has adopted a policy regarding the disclosure of information about the Fund’s security holdings. The Fund’s holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services including publicly available internet web sites. In addition, the composition of the In-Kind Creation Basket and the In-Kind Redemption Basket, is publicly disseminated daily prior to the opening of the AMEX via the National Securities Clearing Corporation (“NSCC”).
X. PORTFOLIO TRANSACTIONS
     The policy of the Fund regarding purchases and sales of securities for the Fund is that primary consideration will be given to obtaining “best execution” of transactions at commission rates that are reasonable in relation to the value of brokerage services obtained. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Advisor and Sub-Advisor rely upon their experience and knowledge regarding commissions generally charged by various brokers and on their judgment in evaluating the brokerage services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases, an exact dollar value for those services is not ascertainable.
     The Advisor and Sub-Advisor owe a fiduciary duty to their clients to obtain best execution on trades effected. “Best execution” does not necessarily mean that only brokers offering the lowest available commission rate will be selected to execute transactions. In determining “best execution,” the full range of brokerage services applicable to a particular transaction may be considered, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select form among multiple broker/dealers. The Advisor and Sub-Advisor will also use ECNs when appropriate.
     The Advisor and Sub-Advisor do not presently participate in any soft dollar arrangements. They may, however, aggregate trades with clients of the Sub-Advisor, whose commission dollars are used to generate soft dollar credits. Although the Fund’s commissions are not used for soft dollars, the Fund may benefit from the soft dollar products/services received by the Sub-Advisor.
     The Advisor and Sub-Advisor assume general supervision over placing orders on behalf of the Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Fund and one or more other clients of the Advisor or Sub-Advisor are considered at or about the same time, transactions in such securities are allocated among the several clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Advisor and Sub-Advisor. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.
     Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions is evaluated by the Advisor and Sub-Advisor based upon its knowledge of available information as to the general level of commission paid by other institutional investors for comparable services.
XI. INFORMATION ABOUT THE FUND’S SHARES
GENERAL INFORMATION

     The Fund is organized as a corporation under Maryland law. The authorized capital stock of the Fund consists of 100,00 shares of stock having a par value of ($.0001) per share. There are no conversion or preemptive rights in connection with shares of the Fund. Fund shares will only be issued in large lots of 50,000 shares called Creation Units in exchange for an In-Kind Creation Basket plus a Cash Component. See “Purchase and Issuance of Fund Shares in Creation Units” for a description regarding the Fund’s issuance of Creation Units. All Fund shares when issued for the In-Kind Creation Basket and Cash Component will be fully paid and non-assessable. Fund shares are redeemable only in Creation Units. More detailed descriptions of the Fund’s redemption policies can be found in the Prospectus and under the heading (“Procedures for Redemption of Creation Units” below.
     The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of Directors can elect 100% of the Directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board. The Fund’s Bylaws provide the holders of                                          of the outstanding shares of the Fund present at a meeting in person or by proxy will constitute a quorum for the transaction of business at all meetings.
     As a general matter, the Fund will not hold annual or other meetings of the Fund’s shareholders. This is because the Bylaws of the Fund provide for annual meetings only as required by the 1940 Act. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the 1940 Act, any registration of the Fund with the SEC or any state, or as the Directors may consider necessary or desirable. Each Director serves until the next meeting of shareholders called for the purpose of considering the re-election of such Director or the election of a successor to such Director.
     There are no restrictions on the right of shareholders to retain or dispose of the Fund’s shares, other than the possible future termination of the Fund. The Fund or class may be terminated by reorganization into another mutual fund or class or by liquidation and distribution of the assets of the Fund or class. Unless terminated by reorganization or liquidation, the Fund will continue indefinitely.
EXCHANGE LISTING AND TRADING
     The Fund’s shares have been approved for listing on the AMEX under the symbol OOK, subject to notice of issuance, and will trade on the AMEX at market prices that may differ from the Fund’s NAV. The only relationship that the AMEX has with the Advisor, the Sub-Advisor, the Distributor or the Fund in connection with the Fund is that the AMEX lists the Fund’s shares pursuant to its listing agreement with the Fund. Fund shares will trade on the AMEX at the market price for the shares, which may be higher or lower than the NAV for the shares.
     There can be no assurance that, in the future, the Fund’s shares will continue to meet all of the AMEX’s listing requirements. The AMEX may, but is not required to, delist the Fund’s shares if: (1) following the initial 12-month period beginning upon the commencement of trading, there are fewer than 50 beneficial owners of the Fund’s shares for 30 or more consecutive trading days; (2) the value of the Oklahoma Index related to the Fund is no longer calculated or available; or (3) such other event shall occur or condition exist that, in the opinion of the AMEX, makes further dealings on the AMEX inadvisable.
     As with any stock traded on an exchange, purchases and sales of the Fund’s shares will be subject to usual and customary brokerage commissions. The Fund reserves the right to adjust the price levels of the Fund’s shares (but not their value) in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, and would have no effect on the net assets of the Fund.
BOOK ENTRY ONLY SYSTEM
     DTC acts as securities depositary for the Fund’s shares. Fund shares are registered in the name of the DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in limited circumstances set forth below, certificates will not be issued for Fund shares. DTC is a limited-purpose trust company that was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the AMEX, the New York Stock Exchange and the NASD. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).
     Beneficial ownership of Fund shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Fund shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Fund shares.
     The Fund recognizes DTC or its nominee as the record owner of all Fund shares for all purposes. Beneficial Owners of the Fund are not entitled to have Fund shares registered in their names, and will not receive or be entitled to physical delivery of share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of Fund shares.
     Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. DTC will make available to the Fund upon request and for a fee a listing of the Fund shares held by each DTC Participant. The Fund shall obtain from each such DTC Participant the number of Beneficial Owners holding Fund shares, directly or indirectly, through such DTC Participant. The Fund shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Fund shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
     Share distributions shall be made to DTC or its nominee as the registered holder of all Fund shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Fund shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
     The Fund has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Fund shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.
     DTC may determine to discontinue providing its service with respect to the Fund at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Fund shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of Fund shares, unless the Fund makes other arrangements with respect thereto satisfactory to the AMEX (or such other exchange on which Fund shares may be listed).
PURCHASE AND ISSUANCE OF FUND SHARES IN CREATION UNITS
     The Fund issues and sells Fund shares only in Creation Units on a continuous basis through the Distributor, without a sales load, at their NAV next determined after receipt, on any Business Day, of an order in proper form. The NAV of the Fund’s shares is calculated each business day as of the close of regular trading on the AMEX, generally 4:00 p.m., Eastern Time. The Fund will not issue fractional Creation Units. A Business Day is any day on which the AMEX is open for business
FUND DEPOSIT
     The consideration for purchase of a Creation Unit from the Fund generally consists of the in-kind deposit of a designated portfolio of equity securities (the In-Kind Creation Basket) per each Creation Unit constituting a substantial replication of the stocks included in the Oklahoma Index and an amount of cash (the “Cash Component”) consisting of a Balancing Amount (described below) and a Transaction Fee (also described below). Together, the In-Kind Creation Basket and the Cash Component constitute the Fund Deposit.
     The Balancing Amount is an amount equal to the difference between the NAV of a Creation Unit and the market value of the In-Kind Creation Basket. It ensures that the NAV of the Fund Deposit (not including the Transaction Fee) is identical to the NAV of the Creation Unit it is used to purchase. If the Balancing Amount is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the In-Kind Creation Basket), then that amount will be paid by the purchaser to the Fund in cash. If the Balancing Amount is a negative number (i.e., the NAV per Creation Unit is less than the market value of the In-Kind Creation Basket), then that amount will be paid by the Fund to the purchaser in cash (except as offset by the Transaction Fee, described below).
     The Fund, through the NSCC, makes available on each Business Day, immediately prior to the opening of business on the AMEX (currently 9:30 a.m., Eastern time), a list of the names and the required number of shares of each security to be included in the current In-Kind Creation Basket portion of the Fund Deposit (based on information at the end of the previous Business Day). The Fund Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of the Fund until such time as the next-announced Fund Deposit composition is made available. The Fund reserves the right to accept a nonconforming Fund Deposit.
     The identity and number of shares of the securities included in the In-Kind Creation Basket may change to reflect rebalancing adjustments and corporate actions by the Fund, or in response to adjustments to the weighting or composition of the component stocks of the Oklahoma Index. In addition, the Fund reserves the right to permit or require the substitution of an amount of cash—i.e., a “cash in lieu” amount—to be added to the Cash Component to replace any security included in the In-Kind Creation Basket that may not be available in sufficient quantity for delivery, may not be eligible for transfer through the Clearing Process (discussed below), or may not be eligible for trading by a Authorized Participant (as defined below) or the investor for which a Authorized Participant is acting. Brokerage commissions incurred in connection with acquisition of securities included in the In-Kind Creation Basket not eligible for transfer through the systems of DTC and hence not eligible for transfer through the Clearing Process will be an expense of the Fund. However, the Advisor, subject to the approval of the Board of Directors, may adjust the Transaction Fee (described below) to protect existing shareholders from this expense.
     In addition to the list of names and numbers of securities constituting the current securities included in the In-Kind Creation Basket, the Fund, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit of the Fund. All questions as to the number of shares of each security in the In-Kind Creation Basket and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Fund, and the Fund’s determination shall be final and binding.

PROCEDURES FOR PURCHASE OF CREATION UNITS
     To be eligible to place orders with the Distributor and to purchase Creation Units from the Fund, you must be (i) a Authorized Participant, i.e., a broker dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC, or (ii) a DTC Participant, and in each case, must have executed an agreement with the Distributor governing the purchase and redemption of Creation Units (the “Participant Agreement”). Authorized Participants and DTC Participants are collectively referred to as “Authorized Participants.” Investors should contact the Distributor for the names of Authorized Participants that have signed a Participation Agreement. All Fund shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.
     All orders to create Creation Units must be received by the Distributor no later than the closing time of the regular trading session on the AMEX (“Closing Time”) (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed in order for creation of Creation Units to be effected based on the NAV of shares of the Fund as next determined on such date after receipt of the order in proper form. In the case of custom orders, the order must be received by the Distributor no later than 3:00 p.m. Eastern Time on the trade date. A custom order may be placed by an Authorized Participant in the event that the Fund permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any securities included in the In-Kind Creation Basket which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Units (or an order to redeem Creation Units, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see the Placement of Creation Orders Using Clearing Process and the Placement of Creation Orders Outside Clearing Process sections). Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.
     All orders from investors who are not Authorized Participants to create Creation Units shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Units of the Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Units that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of the In-Kind Creation Basket and Cash Component.
     Placement of Creation Orders Using Clearing Process. The Clearing Process is the process of creating or redeeming Creation Units through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through an Authorized Participant that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Custodian to NSCC, on behalf of the Authorized Participant, such trade instructions as are necessary to effect the Authorized Participant’s creation order. Pursuant to such trade instructions to NSCC, the Authorized Participant agrees to deliver the requisite In-Kind Creation Basket and the Cash Component to the Fund, together with such additional information as may be required by the Distributor. An order to create Creation Units through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed.

     Placement of Creation Orders Outside Clearing Process. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement with the Distributor. A DTC Participant who wishes to place an order creating Creation Units to be effected outside the Clearing Process must state in such order that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of securities included in the In-Kind Creation Basket through DTC to the account of the Fund by no later than 11:00 a.m., Eastern time, of the next Business Day immediately following the Transmittal Date.
     All questions as to the number of securities included in the In-Kind Creation Basket to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Fund, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., Eastern time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the required securities included in the In-Kind Creation Basket and the Cash Component by 11:00 a.m. and 2:00 p.m., respectively, on the next Business Day immediately following the Transmittal Date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current In-Kind Creation Basket and Cash Component. The delivery of Creation Units so created will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received by the Distributor.
     Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC participant) and in the limited circumstances in which any cash can be used in lieu of In-Kind Creation Basket to create Creation Units. (See Creation Transaction Fee section below).
     Creation Units may be created in advance of receipt by the Fund of all or a portion of the applicable securities included in the In-Kind Creation Basket as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Fund shares on the date the order is placed in proper form since, in addition to available securities included in the In-Kind Creation Basket, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 105% of the market value of the undelivered securities included in the In-Kind Creation Basket (the “Additional Cash Deposit”). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 4:00 p.m., Eastern time, on such date, and federal funds in the appropriate amount are deposited with the Custodian by 11:00 a.m., Eastern time, the following Business Day. If the order is not placed in proper form by 4:00 p.m. or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be canceled and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Fund, pending delivery of the missing securities included in the In-Kind Creation Basket to the extent necessary to maintain the Additional Cash Deposit with the Fund in an amount at least equal to 115% of the daily marked to market value of the missing securities included in the In-Kind Creation Basket. To the extent that missing securities included in the In-Kind Creation Basket are not received by 1:00 p.m., Eastern time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Fund may use the cash on deposit to purchase the missing securities included in the In-Kind Creation Basket. Authorized Participants will be liable to the Fund and Fund for the costs incurred by the Fund in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the securities included in the In-Kind Creation Basket exceeds the market value of such securities included in the In-Kind Creation Basket on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Fund will return any unused portion of the Additional Cash Deposit once all of the missing securities included in the In-Kind Creation Basket have been properly received by the Custodian or purchased by the Fund and deposited into the Fund. In addition, a transaction fee, as listed below, will be charged in all cases. The delivery of Creation Units so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.
     Acceptance of Orders for Creation Units. The Fund reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of the Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Fund shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the securities included in the In-Kind Creation Basket delivered are not as disseminated for that date by the Custodian, as described above; (iv) acceptance of the In-Kind Creation Basket would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Fund or the Advisor, have an adverse effect on the Fund or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Fund, the Custodian, the Distributor and the Advisor make it, for all practical purposes, impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Fund, the Advisor, the Distributor, DTC, NSCC, the Custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Units and/or the Authorized Participant acting on behalf of such prospective creator of its rejection of the order of such person. The Fund, the Custodian, and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.
     All questions as to the number of shares of each security in the In-Kind Creation Basket and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Fund, and the Fund’s determination shall be final and binding.
     Creation Transaction Fee. To compensate the Fund for transfer and other transaction costs involved in creation transactions through the Clearing Process, investors will be required to pay a fixed creation transaction fee, described below, payable to the Fund regardless of the number of creations made each day. An additional charge of up to five (5) times the fixed transaction fee may be imposed for (i) creations effected outside the Clearing Process; and (ii) cash creations (to offset the Fund’s brokerage and other transaction costs associated with using cash to purchase the requisite securities included in the In-Kind Creation Basket). Investors are responsible for the costs of transferring the securities constituting the In-Kind Creation Basket to the account of the Fund.
     The Standard Creation/Redemption Transaction Fee for the Fund will be $500. The Maximum Creation/Redemption Transaction Fee for the Fund will be $3,000.
PROCEDURES FOR REDEMPTION OF CREATION UNITS
     Redemption of Fund Shares in Creation Units. Fund shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. The Fund will not redeem shares in amounts less than Creation Units. Beneficial owners must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Fund. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund shares to constitute a redeemable Creation Unit.
     With respect to the Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the AMEX (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the securities included in the In-Kind Redemption Basket that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form on that day. The In-Kind Redemption Basket may not be identical to the In-Kind Creation Basket on that day.

     Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit generally consist of the In-Kind Redemption Basket, as announced on the Business Day of the request for redemption received in proper form, plus or minus cash in an amount equal to the difference between the NAV of the Fund shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the In-Kind Redemption Basket (the “Cash Redemption Amount”), less a redemption transaction fee as listed below. In the event that the In-Kind Redemption Basket has a value greater than the NAV of the Fund shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder.
     The right of redemption may be suspended or the date of payment postponed (i) for any period during which the AMEX is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the AMEX is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund or determination of the Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.
     Redemption Transaction Fee. A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Fund. An additional variable charge for cash redemptions (when cash redemptions are available or specified) for the Fund may be imposed. Investors will also bear the costs of transferring the securities included in the In-Kind Redemption Basket from the Fund to their account or on their order. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may be charged an additional fee for such services. The redemption transaction fees for the Fund is the same as the creation transaction fees set forth above.
     Placement of Redemption Orders Using Clearing Process. Orders to redeem Creation Units through the Clearing Process must be delivered through an Authorized Participant that has executed the Participant Agreement. An order to redeem Creation Units using the Clearing Process is deemed received by the Fund on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time, on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by the Fund after 4:00 p.m., Eastern time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such next Business Day. The requisite In-Kind Redemption Basket and the Cash Redemption Amount, if any, will be transferred by the third Business Day following the date on which such request for redemption is deemed received.
     Placement of Redemption Orders Outside Clearing Process. Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process must state in such order that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of Fund shares directly through DTC. An order to redeem Creation Units outside the Clearing Process is deemed received by the Fund on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of the Fund, which delivery must be made through DTC to the Custodian no later than 11:00 a.m., Eastern time (for the Fund Shares) on the next Business Day immediately following such Transmittal Date (the “DTC Cut-Off-Time”) and 2:00 p.m., Eastern Time for the Cash Component, if any, owed to the Fund; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Fund has deemed an order for redemption outside the Clearing Process received, the Fund will initiate procedures to transfer the requisite securities comprising the In-Kind Redemption Basket which are expected to be delivered within three Business Days and the Cash Redemption Amount, if any, owed to the redeeming Beneficial Owner to the Authorized Participant on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Fund.
     The calculation of the value of the In-Kind Redemption Basket and the Cash Redemption Amount to be delivered/received upon redemption will be made by the Custodian on the Business Day on which a redemption order is deemed received by the Fund. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of shares of the Fund is delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the In-Kind Redemption Basket and the Cash Redemption Amount to be delivered/received will be determined by the Custodian on such Transmittal Date. If, however, either (i) the requisite number of shares of the Fund is not delivered by the DTC Cut-Off-Time, as described above, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the In-Kind Redemption Basket and the Cash Redemption Amount to be delivered/received will be computed on the Business Day following the Transmittal Date provided that the Fund shares are delivered through DTC to the Custodian by 11:00 a.m. the following Business Day pursuant to a properly submitted redemption order.
     If it is not possible to effect deliveries of the securities comprising the In-Kind Redemption Basket, the Fund may in its discretion exercise its option to redeem such Fund shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Fund shares based on the NAV of the Fund’s shares next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Fund’s brokerage and other transaction costs associated with the disposition of securities comprising the In-Kind Redemption Basket). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the securities comprising the In-Kind Redemption Basket, or cash in lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. Redemptions of Fund shares comprising the In-Kind Redemption Basket will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver the specific securities comprising the In-Kind Redemption Basket upon redemption or could not do so without first registering the securities comprising the In-Kind Redemption Basket under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the securities comprising the In-Kind Redemption Basket applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the Fund shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.
XII. DIVIDENDS AND DISTRIBUTIONS
     The following information supplements and should be read in conjunction with the section in the Prospectus entitled “DISTRIBUTIONS.”
     General Policies. Dividends from net investment income, if any, are declared and paid annually by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis for the Fund to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”), in all events in a manner consistent with the provisions of the 1940 Act.
     Dividends and other distributions on shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.
     The Fund makes additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Fund, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Fund reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income.
     Dividend Reinvestment Service. The Fund will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares issued by the Fund based on a payable date NAV.
XIII. TAXATION
     The following supplements the tax information contained in the Prospectus.
     For federal income tax purposes, the Fund has elected and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. Such qualification generally relieves the Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with applicable requirements. If, for any reason, the Fund does not qualify for a taxable year for the special federal tax treatment afforded regulated investment companies, the Fund would be subject to federal tax on all of its taxable income at regular corporate rates, without any deduction for dividends to shareholders. In such event, dividend distributions would be taxable as ordinary income to shareholders to the extent of the Fund’s current and accumulated earnings and profits and would be eligible for the dividends received deduction available in some circumstances to corporate shareholders. Moreover, if the Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.
     A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses), if any. The Fund intend to make sufficient distributions or deemed distributions of their ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.
     Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.
     The Fund will be required in certain cases to withhold “backup withholding” on taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund when required to do so either that they are not subject to backup withholding or that they are “exempt recipients.” Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder’s ultimate federal income tax liability if proper documentation is provided.
     The foregoing discussion is based on federal tax laws and regulations which are in effect on the date of this Statement of Additional Information. Such laws and regulations may be changed by legislative or administrative action. Shareholders are advised to consult their tax advisors concerning their specific situations and the application of state, local and foreign taxes.
XIV. FINANCIAL STATEMENTS
     The Fund’s financial statements and the reports thereon of [                                                             ], an independent registered public accounting firm are set forth below.

OTHER INFORMATION
Item 23. Exhibits.
(a)	Articles of Incorporation: *

(b)	Bylaws: *

(c)	Instruments Defining Rights of Security Holders: *

(d)	Investment Advisory Contracts: *

(e)	Underwriting Contracts: *

(f)	Bonus or Profit Sharing Contracts: Not applicable.

(g)	Custodian Agreements: *

(h)	Other Material Contracts: *

(i)	Legal Opinion: *

(j)	Other Opinions: *

(k)	Omitted Financial Statements: *

(l)	Initial Capital Agreements: *

(m)	Rule 12b-1 Plan: *

(n)	Rule 18f-3 Plan: *

(o)	Reserved: Not Applicable

(p)	Codes of Ethics: *

(q)	Power of Attorney: *

*	To be filed via Amendment.
Item 24. Persons controlled by or Under Common Control with the Fund.
     [To come]
Item 25. Indemnification.
          Reference is made to the provisions of Article                      of the Registrant’s Articles of Incorporation incorporated by reference to this Registration Statement (as noted in Item 23 above) and Article                      of Registrant’s ByLaws incorporated by reference to this Registration Statement (as noted in Item 23 above).
Item 26. Business and Other Connections of Investment Adviser.
          Reference is made to the sections entitled “Fund Management” in the Prospectus and “Management” in the Statement of Additional Information for information regarding the business of the Adviser and Sub-Adviser.
          Information as to the business, profession, vocation and employment of a substantial nature of each of the directors and officers of the Adviser, is set forth below.
          [To come]

Item 27. Principal Underwriters.
     (a) [To be completed by amendment.]
     (b) Provide the information required by the following table for each director, officer or partner of each principal underwriter named in the response to Item 20:

	Positions and Offices with	Positions and Offices with the
Name	the Distributor	Registrant

[To be completed by amendment.]
     (c) Not applicable.
Item 28. Location of Accounts and Records.
     [To be completed by amendment.]
     The accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and rules promulgated thereunder, are maintained in the physical possession of                     .
Item 29. Management Services
     [To be completed by amendment]
Item 30. Undertakings.
     None.

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oklahoma City, State of Oklahoma, on the 3rd day of March, 2008.

OOK, Inc.
By:	/s/ Keith D. Geary
	Name:	Keith D. Geary
	Title:	Chairman and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE
s/ Keith D. Geary	Director and Chief Executive Officer	3/3/08
Keith D. Geary

/s/ Gary Pinkston	Principal Financial Officer and	3/3/08
Gary Pinkston	Principal Accounting Officer

EXHIBIT INDEX